Subsequent Events (Details) - Subsequent Events [Member]	1 Months Ended
Jul. 23, 2018 USD ($)
Subsequent Events (Textual)
Gross proceeds of public offering	$ 9,900,000
Description of public offering	(a) 577,529 units at a price of $3.50 per unit, each unit consists of (i) one ADS and (ii) one Series C warrant to purchase one ADS for an exercise price of $3.50 per warrant for five years and (b) 2,260,145 pre-funded units at a price of $3.49 per unit, each unit consists of (i) one pre-funded warrant to purchase one ADS for an exercise price of $0.01 with no time limitation and (ii) one Series C warrant to purchase one ADS for an exercise price of $3.50 per warrant for five years.
Net of issuance costs	$ 8,600,000
Options exercisable and expire description	The underwriters an option exercisable within 30 days to purchase: (a) up to 425,651 additional ADSs for $3.50 per ADS and (b) up to 425,651 options for of $0.01 per option to purchase up to 425,651 Series C warrants to purchase up to an additional 425,651 ADSs for $3.50 per warrant for five years, the underwriters exercised only the latter option. The Company was also obligated to issue the underwriters 198,637 warrants to purchase 198,637 ADS's for an exercise price of $4.375 per warrant for five years once the Company increases its authorized share capital.
Warrants of pre funded	$ 429,000
Description of outstanding ordinary shares	The Company's outstanding ordinary shares are expected to increase to approximately 75.9 million, which is equivalent to approximately 3.8 million ADSs.